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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 1999


               (Exact name of registrant as specified in charter)


         Delaware                    000-23899                 13-0853260
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)

555 THEODORE FREMD AVENUE, SUITE B 302
RYE, NEW YORK                                             10580
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (914) 967-9475





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ITEM 5. OTHER EVENTS

     On August 9, 1999, Bolle Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

     99.1 Press Release issued by Bolle Inc., dated August 9, 1999.

     99.2 Registration statement filed by Bolle Inc. on Form S-1 on August 9, 1999, and subject to completion.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                BOLLE INC.


                                /s/ Ian G. H. Ashken
                                --------------------------------------------
                                Name:  Ian G. H. Ashken
                                Title: Vice Chairman, Secretary and Director

August 9, 1999



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                                  EXHIBIT INDEX

Exhibit
-------
99.1      Press Release of the Company, dated August 9, 1999.

99.2 Registration Statement of the Company, Filed August 9, 1999, and subject to completion.